Exhibit 10.50
LSTREET II CLASS A NOTE PURCHASE AGREEMENT ([ ])

LSTREET II CLASS A NOTE PURCHASE AGREEMENT ([ ]), dated as of [ ], 2022 (this “Agreement”), between [AMERICAN GENERAL LIFE INSURANCE COMPANY] [THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK] (the “Purchaser”) and [THE VARIABLE ANNUITY LIFE INSURANCE COMPANY] [AMERICAN HOME ASSURANCE COMPANY] [LEXINGTON INSURANCE COMPANY] [NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.] (the “Noteholder” and, together with the Purchaser, the “Parties”). Capitalized terms used and not defined herein shall have the meanings set forth in the Series Supplement referred to below.

WHEREAS, LStreet II, LLC, a Delaware limited liability company (the “Issuer”) previously issued: [(a) certain Series 2012-3 Class A Notes pursuant to the Sixth Amended and Restated Series 2012-3 Supplement, dated as of May 15, 2020, to the Base Indenture (the “Series 2012-3 Supplement”), (b) certain Series 2012-4 Class A Notes pursuant to the Sixth Amended and Restated Series 2012-4 Supplement, dated as of May 21, 2020, to the Base Indenture (the “Series 2012-4 Supplement”), (c) certain Series 2012-7 Class A Notes pursuant to the Fifth Amended and Restated Series 2012-7 Supplement, dated as of April 14, 2020, to the Base Indenture (the “Series 2012-7 Supplement”), (d) certain Series 2012-9 Class A Notes pursuant to the Sixth Amended and Restated Series 2012-9 Supplement, dated as of May 21, 2020, to the Base Indenture (the “Series 2012-9 Supplement”), (e) certain 2012-10 Class A Notes pursuant to the Fifth Amended and Restated Series 2012-10 Supplement, dated as of April 29, 2020, to the Base Indenture (the “Series 2012-10 Supplement”), (f) certain Series 2012-11 Class A Notes pursuant to the Sixth Amended and Restated Series 2012-11 Supplement, dated as of March 23, 2020, to the Base Indenture (the “Series 2012-11 Supplement”), (g) certain 2016-1 Class  A Notes pursuant to the Second Amended and Restated Series 2016-1 Supplement, dated as of April 21, 2020, to the Base Indenture (the “Series 2016-1 Supplement”), (h) certain Series 2016-2 Class A Notes pursuant to the Second Amended and Restated Series 2016-2 Supplement, dated as of April 29, 2020 (the “Series 2016-2 Supplement”), (i) certain Series 2016-5 Class A Notes pursuant to the Second Amended and Restated Series 2016-5 Supplement, dated as of May 11, 2020, to the Base Indenture (the “Series 2016-5 Supplement”) and (j) certain Series 2016-8 Class A Notes pursuant to the Second Amended and Restated Series 2016-8 Supplement, dated as of May 11, 2020, to the Base Indenture (the “Series 2016-8 Supplement”, and the Series 2012-3 Supplement, the Series 2012-4 Supplement, the Series 2012-7 Supplement, the Series 2012-9 Supplement, the Series 2012-10 Supplement, the Series 2012-11 Supplement, the Series 2016-1 Supplement, the Series 2016-2 Supplement and the Series 2016-5 Supplement, each as amended by the Omnibus Supplement thereto, dated as of May 30, 2018, and each as further amended by the Second Omnibus Supplement thereto, dated as of September [ ], 2022, each a “Series Supplement” and collectively, the “Series Supplements”), to the Base Indenture, dated as of October 18, 2012 (as supplemented by Supplement No. 1 thereto dated as of July 22, 2016 and as otherwise heretofore or hereafter amended, modified, restated or supplemented from time to time, the “Base Indenture”)] in each case between the Issuer and Deutsche Bank Trust Company Americas, as Trustee (the “Trustee”);

WHEREAS, the Noteholder desires to sell to the Purchaser, and the Purchaser desires to purchase from the Noteholder, the amounts of the Series 2012-3 Class A Notes, Series 2012-4 Class A Notes, Series 2012-7 Class A Notes, Series 2012-9 Class A Notes, Series 2012-10 Class A Notes, Series 2012-11 Class A Notes, Series 2016-1 Class A Notes, Series 2016-2 Class A Notes, Series 2016-5 Class A Notes and Series 2016-8 Class A Notes, respectively, as are listed under the Noteholder’s name on Annex A (the “Notes”) on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and premises contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.          Purchase and Sale of the Notes.

(a)          Upon the terms and subject to the conditions set forth in this Agreement, at Settlement, the Noteholder shall sell to the Purchaser, and the Purchaser shall purchase from the Noteholder, the Notes listed on Annex A.

(b)          Payment in Full.

(i)          The Parties hereby agree that the payment of the Purchase Price (as defined in Section 2 of this Agreement) by the Purchaser and occurrence of the Settlement shall, with respect to the Notes listed on Annex A, constitute payment in full for the Notes.

2.          Purchase Price. The aggregate purchase price to be paid hereunder by the Purchaser to the Noteholder (the “Purchase Price”) as consideration for the purchase of all of the Notes listed on Annex A shall be equal to $[ ] in cash.

3.          Representations and Warranties.

(a)          Each of the Parties hereby represents and warrants to the other, as of the Settlement Date, as follows:

(i)          The execution, delivery and performance by the Party of this Agreement, and the consummation of the transactions contemplated hereby, are within the powers of the Party and have been or prior to the Settlement will have been duly authorized by all necessary action on the part of the Party. This Agreement constitutes a valid and binding agreement of the Party, enforceable in accordance with its terms, except (x) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement or creditors’ rights generally or (y) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(ii)          The execution, delivery and performance by the Party of this Agreement and the consummation of the transactions contemplated hereby require no order, license, consent, authorization or approval of, or exemption by, or action by or in respect of, or notice to, or filing or registration with, any governmental body, agency or official on the part of the Party.

(iii)          The execution, delivery and performance by the Party of this Agreement, and the consummation of the transactions contemplated by this Agreement, do not and will not (x) violate any provision of the Party’s formation, incorporation, organizational, management and operating documents, agreements and certificates (or similar constituent documents), as applicable, (y) violate any material agreement to which the Party is a party or by which the Party or any of its property or assets is bound, or (z) violate any law, rule, regulation, judgment, injunction, order or decree applicable to the Party.

(b)          The Noteholder hereby represents and warrants to the Purchaser, as of the Settlement Date, as follows:

(i)          The Noteholder is the beneficial owner of all of the Notes listed under its name on Annex A; and

(ii)          At the Settlement, the Noteholder will deliver the Notes listed under its name on Annex A to the Trustee pursuant to Section 5(b) of this Agreement free and clear of any pledges, security interests, liens, charges, encumbrances, equities or other claims of any kind.

4.          Settlement. The settlement of the sale and purchase of the Notes contemplated by this Agreement (the “Settlement”) is subject to the satisfaction or waiver (where permissible) of the following condition: any applicable necessary permits, orders or other consents, approvals or authorizations of any governmental authority or regulatory body of the United States or of any state (a “Governmental Approval”) necessary in connection with the consummation of the transactions contemplated by this Agreement shall have been obtained and no such Governmental Approval shall have expired or been revoked, and the Settlement shall take place on a date mutually agreed between the Parties (the “Settlement Date”). All actions taken upon Settlement shall be deemed to occur simultaneously.

5.          Settlement Deliveries.

(a)          At the Settlement, (i) the Noteholder shall direct BNY Mellon, as its securities custodian (“BNY”), to permit DTC to credit the applicable portion of the Notes from the Noteholders’s DTC participant account specified in Annex B hereto to the Purchaser’s DTC participant account specified in Annex C hereto and (ii) the Purchaser shall direct its securities custodian to permit DTC to credit the applicable Purchase Price from its DTC participant account to the Noteholder’s DTC participant account specified in Annex B hereto for the benefit of the Noteholder.

(b)          At or prior to the Settlement, the Purchaser shall deliver, or cause to be delivered, such documents and instruments as may be reasonably requested by The Depository Trust Company (“DTC”), the Noteholder or the Trustee in order to consummate the transactions contemplated by this Agreement.

6.          Survival. The representations and warranties of the Parties hereto contained in this Agreement shall survive the Settlement.

7.          Further Assurances. Following the Settlement, each of the Parties shall execute and deliver such additional documents, instruments, conveyances and assurances, and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement.

8.          Notices. Any notices or other communications required or permitted under, or otherwise in connection with this Agreement, shall be in writing and shall be deemed to have been duly given upon confirmation of receipt when transmitted by electronic mail and addressed as follows:

(a)          If to the Purchaser, in care of:

[AMERICAN GENERAL LIFE INSURANCE COMPANY
28 Liberty Street, 46th Floor
New York, NY 10005-1445
Attention:  Treasury
Email address: elias.habayeb.com; justin.caulfield@aig.com; chris.nixon@aig.com; christina.banthin.com; steven.brancato@aig.com

AMERICAN GENERAL LIFE INSURANCE COMPANY
2727-A Allen Parkway
Houston, Texas
77019-2216
United States of America
Attention: General Counsel]

[THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
28 Liberty Street, 46th Floor
New York, NY 10005-1445
Attention:  Treasury
Email address: elias.habayeb.com; justin.caulfield@aig.com; chris.nixon@aig.com; christina.banthin.com; steven.brancato@aig.com

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
2727-A Allen Parkway
Houston, Texas
77019-2216
United States of America
Attention: General Counsel]

with a copy (which shall not constitute notice) to:

AIG Asset Management (Europe) Limited
58 Fenchurch Street
London EC3M 4AB
Attention:  Head of Structured Alternatives
Email address: Tim.Steele@aig.com; William.Brown@aig.com

(b)          If to the Noteholder, at:

[AMERICAN HOME ASSURANCE COMPANY
1271 Avenue of the Americas FL 37
New York, NY 10020-1304
United States of America
Attention: General Counsel]

[LEXINGTON INSURANCE COMPANY
1271 Avenue of the Americas FL 37
New York, NY 10020-1304
United States of America
Attention: General Counsel]

[NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
1271 Avenue of the Americas FL 37
New York, NY 10020-1304
United States of America
Attention: General Counsel]

[THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
28 Liberty Street, 46th Floor
New York, NY 10005-1445
Attention:  Treasury
Email address: elias.habayeb.com; justin.caulfield@aig.com; chris.nixon@aig.com; christina.banthin.com; steven.brancato@aig.com

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
2727-A Allen Parkway
Houston, Texas
77019-2216
United States of America
Attention: General Counsel

with a copy (which shall not constitute notice) to:

AIG Asset Management (Europe) Limited
58 Fenchurch Street
London EC3M 4AB
Attention:  Head of Structured Alternatives
Email address: Tim.Steele@aig.com; William.Brown@aig.com]

9.          Binding Effect; No Third-Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of each Party and its respective successors and assigns. Nothing in this Agreement, expressed or implied, shall give to any Person, other than the Parties, any benefit or any legal or equitable right, remedy or claim under or in connection with this Agreement.

10.          Entire Agreement. This Agreement constitutes the entire agreement of the Parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the Parties with respect to the subject matter hereof.

11.          Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York (without regard to choice of laws or conflicts of laws provisions thereof that would require the application of the laws of any other jurisdiction).

12.          Headings, Etc. The titles and headings of the sections and schedules of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

13.          Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Agreement and of signature pages by pdf transmission shall constitute effective execution and delivery of this Agreement. Signatures of the Parties transmitted by pdf shall be deemed to be their original signatures for all purposes.  The parties agree that this Agreement, any addendum, amendment, or exhibit hereto or any other document necessary for the consummation of the transaction contemplated by this Agreement may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act (“E-Sign Act”), Title 15, United States Code, Sections 7001 et seq., the Uniform Electronic Transaction Act (“UETA”) and any applicable state law.  Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any third party electronic signature capture service providers as may be reasonably chosen by a signatory hereto.

14.          Indemnification.

(a)          General Indemnification Obligations. Subject to the limitations set forth in this Section 14, Noteholder shall indemnify and defend Purchaser and hold Purchaser harmless from and against all Adverse Consequences (as defined in this Section 14) arising out of, resulting from, relating to, or caused by Liabilities (as defined in this Section 14) of the Noteholder or Liabilities relating to the Noteholder’s ownership of the Notes prior to the Settlement, all such Liabilities being retained by the Noteholder.

(b)          Indemnification Procedures and Limitations.

(i)          Upon seeking indemnification pursuant to this Section 14 (an “Indemnified Party”) the Purchaser shall give notice to Noteholder (the “Indemnifying Party”) of any claim for which it is seeking indemnity under this Section 14 (a “Claim”) containing a description of the facts alleged to constitute the basis for the Claim the amount of actual and reasonably anticipated Adverse Consequences sought thereunder (to the extent known by the Indemnifying Party) and any other material details pertaining to the Claim (the “Indemnification Notice”).

(ii)          So long as the Indemnifying Party is conducting the defense of the Claim, (i) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Claim, (ii) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Claim without the prior written consent of the Indemnifying Party (not to be withheld, conditioned or delayed unreasonably).

(iii)          The Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Claim without the prior written consent of the Indemnified Party (not to be withheld, conditioned or delayed unreasonably).

(c)          In the event the Indemnifying Party does not assume the defense of the Claim (i) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to the Claim (and the Indemnified Party need not consult with, or obtain any consent from, the Indemnifying Party), (ii) the Indemnifying Party will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Claim (including reasonable attorneys’ fees and expenses) and (iii) the Indemnifying Party will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Claim, in each case, subject to the provisions of this Section 14.

(d)          For purposes of this Section 14, the following definitions apply:

 “Liability” means any liability or indebtedness of any kind, character or description (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether disputed or undisputed, whether secured or unsecured, whether joint or several, whether vested or unvested, whether liquidated or unliquidated, whether due or to become due, or whether executory, determined, determinable, or otherwise) and Federal, state and local taxes.

“Adverse Consequences” means all actual and reasonably anticipated out-of-pocket charges, claims, demands, damages, dues, penalties, fines, amounts paid in settlement, liabilities, taxes, losses, costs, expenses and fees, including court costs and reasonable attorneys’ fees and expense.

[Signature page follows]

IN WITNESS WHEREOF, the Purchaser and the Noteholder have caused this Agreement to be executed as of the date first written above by their duly authorized representatives.

[AMERICAN GENERAL LIFE INSURANCE COMPANY

By:
Name:	Justin Caulfield
Title:	Vice President and Treasurer]

[THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

By:
Name:	Elias Habayeb
Title:	Chief Financial Officer]

[AMERICAN HOME ASSURANCE COMPANY

By:
Name:	Thomas C. Connolly
Title:	Senior Vice President]

[LEXINGTON INSURANCE COMPANY

By:
Name:	Thomas C. Connolly
Title:	Senior Vice President]

[Signature Page to LStreet II Class A Note Purchase Agreement ([ ])]

[THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:
Name:	Elias Habayeb
Title:	Chief Financial Officer]

[THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:
Name:	Elias Habayeb
Title:	Chief Financial Officer]

[Signature Page to LStreet II Class A Note Purchase Agreement ([ ])]

Annex A

[ ]
CUSIP	Series	Class	Original Principal Balance of Notes Held	Proceeds
[54910EDK8]	[2016-1]	[Class A-1 Notes]	$[ ]	$[ ]
[54910EFF7]	[2016-1]	[Class A-3 Notes]	$[ ]	$[ ]
[54910EDL6]	[2016-2]	[Class A-1 Notes]	$[ ]	$[ ]
[54910EFK6]	[2016-2]	[Class A-3 Notes]	$[ ]	$[ ]
[54910ECS2]	[2012-3]	[Class A-4 Notes]	$[ ]	$[ ]
[54910EDV4]	[2012-3]	[Class A-5 Notes]	$[ ]	$[ ]
[54910EFM2]	[2012-3]	[Class A-7 Notes]	$[ ]	$[ ]
[54910ECU7]	[2012-4]	[Class A-4 Notes]	$[ ]	$[ ]
[54910EDW2]	[2012-4]	[Class A-5 Notes]	$[ ]	$[ ]
[54910EFN0]	[2012-4]	[Class A-7 Notes]	$[ ]	$[ ]
[54910EFH3]	[2016-5]	[Class A-3 Notes]	$[ ]	$[ ]
[54910EEB7]	[2012-7]	[Class A-5 Notes]	$[ ]	$[ ]
[54910EFE0]	[2012-7]	[Class A-6 Notes]	$[ ]	$[ ]
[54910EDN2]	[2016-8]	[Class A-1 Notes]	$[ ]	$[ ]
[54910EEF8]	[2016-8]	[Class A-2 Notes]	$[ ]	$[ ]
[54910EFJ9]	[2016-8]	[Class A-3 Notes]	$[ ]	$[ ]
[54910EDX0]	[2012-9]	[Class A-5 Notes]	$[ ]	$[ ]
[54910EFL4]	[2012-9]	[Class A-7 Notes]	$[ ]	$[ ]
[54910EFG5]	[2012-10]	[Class A-6 Notes]	$[ ]	$[ ]
[54910EDG7]	[2012-11]	[Class A-4 Notes]	$[ ]	$[ ]
[54910EDY8]	[2012-11]	[Class A-5 Notes]	$[ ]	$[ ]
[54910EFD2]	[2012-11]	[Class A-7 Notes]	$[ ]	$[ ]
Total:			$[ ]	$[ ]

Annex B

Noteholder DTC Account Information

1.	Noteholder’s DTC Account Information
DTC: [ ] Subaccount: [ ]

Annex C

Purchaser’s DTC Account Information

DTC: [ ]
Subaccount: [ ]